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                                                                  Exhibit 10.5.1

                                    AMENDMENT
                                       TO
                  COMAIR HOLDINGS, INC. 1990 STOCK OPTION PLAN
                  --------------------------------------------


         The Comair Holdings, Inc. 1990 Stock Option Plan, as amended ("Plan"), established as an incentive to the attraction and retention of dedicated loyal employees of the Company, is amended in accordance with the following terms and provisions.

         1. All capitalized terms used herein shall have the meanings assigned to them in the Plan unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Plan as amended by these provisions.

         2. Section 7.1 of the Plan shall be amended to delete written notice to the Corporate Secretary provided therein and substitute written notice to the Chief Financial Officer.

         3. Section 8.2 of the Plan is deleted in its entirety, and Section 8.1 of the Plan is amended to read in its entirety as follows:

                           "8.1 In the sole discretion of the Committee, payment
                  of the Option Price and any withholding taxes calculated at the applicable statutory rate may be made in cash, by the tender of Shares which have been owned for six months, or both. The value of each Share tendered shall be deemed to be the Fair Market Value for a Share on the day the Shares are tendered for payment."

         4. Article 10 of the Plan is amended in its entirety to read as follows:

                           "During the lifetime of an Eligible Employee to whom
                  an Option has been granted, such Option is not transferrable voluntarily or by operation of law and may be exercised only by such individual. Upon the death of an Eligible Employee to whom an Option has been granted, the Option may be transferred to the beneficiaries or heirs of the holder of the Option by will or by the laws of descent and distribution.

                           Notwithstanding the above, the Committee may, with
                  respect to particular Nonqualified Stock Options, establish or modify the terms of the Option to allow the Option to be transferred at the request of the grantee of the Option to trusts established by the grantee or as to which the grantee is a grantor or to family members of the grantee or otherwise for personal and tax planning purposes of the grantee. If the Committee allows such transfer, such Options shall not be exercisable for a period of six months following the action of the Committee."


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         5. Section 11.1 C. of the Plan is amended in its entirety to read as follows:

                           "C. If the grantee of an Option dies or becomes
                  subject to a Permanent and Total Disability while employed by the Company, or during the three month period following the date such person ceases to be an Eligible Employee for any reason other than termination for cause, an Option granted to such Eligible Employee may be exercised by the holder of the Option, or in the case of death, by the legal representative of the estate of the deceased option holder or by the person or persons to whom such Eligible Employee's rights under the Option shall pass by will or the laws of descent and distribution, at any time within one year after the date of such termination of employment in the case of Incentive Stock Options and, in the case of all other Options, at any time during the remaining term of the Option not to exceed ten (10) years from the day of the grant to the extent the option holder becomes vested hereunder."

         6. Section 11.2 of the Plan is amended in its entirety to read as follows:

                           "11.2 Except as provided in Article 12 hereof, in no
                  event will the continuation of the term of an Incentive Stock Option beyond the date of termination of employment or of service as a director allow the Eligible Employee, or his beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Incentive Stock Option than could have been purchased on the day that employment or service as a director was terminated."

         7. Section 12.3 of the Plan is amended in its entirety to read as follows:

                           "12.3 In the event of the dissolution or liquidation
                  of the Company or any merger, other than a merger for the purpose of redomestication of Comair not involving a change of control, consolidation, exchange or other transaction in which the Company is not the surviving corporation or in which the outstanding Shares of the Company are converted into cash, other securities or other property, each outstanding Option shall become fully vested and


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                  immediately exercisable in full, and shall terminate as of a date fixed by the Committee provided that not less than twenty
                  (20) days' written notice of the date of expiration shall be given to each holder of an Option and each such holder shall have the right during such period following notice to exercise all or any part of the outstanding Options."

         8. Section 12.4 of the Plan is amended in its entirety to read as follows:

                           "12.4 All outstanding Options shall become fully
                  vested and immediately exercisable in full, at any time during the remaining term of the Option not to exceed ten (10) years from the date of grant, if a change in control of the Company occurs. For purposes of this Plan, a "change in control of the Company" means the occurrence of any of the following:

                           a. When any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company or a subsidiary, or any Company or subsidiary's employee benefit plan (including any trustee of such plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

                           b. Any transaction or event relating to the Company or any subsidiary required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of the Securities and Exchange Commission under the Exchange Act (as in effect on the effective date of this Plan), whether or not the Company or such subsidiary is then subject to such reporting requirement;


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                           c. When, during any period of 2 consecutive years
                           during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board, cease for any reason other than death to constitute at least a two-thirds (2/3) majority thereof; provided, however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least two-thirds (2/3) of the directors who were directors at the beginning of such period (either actually or by prior operation of this Subsection 12.4(c)); or

                           d. The occurrence of a transaction requiring shareholder approval for the acquisition of the Company by an entity other than any subsidiary through purchase of assets, by merger, or otherwise."

         9. All of the terms, conditions and provisions of the Plan not herein modified are hereby ratified and confirmed and shall remain in full force and effect. In the event a term, condition or provision of the Plan conflicts with a term, condition or provision of these amendments, these amendments shall govern.

         IN WITNESS WHEREOF, Comair Holdings, Inc. has caused this Amendment to be executed this 18th day of May, 1999.

                                               COMAIR HOLDINGS, INC.



                                               By: /s/ David R. Mueller
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